PROSPECTUS
                                        FEBRUARY 1, 1996

PUTNAM INTERMEDIATE TAX EXEMPT FUND
CLASS A AND B SHARES
INVESTMENT STRATEGY: TAX-FREE

This prospectus explains concisely what you should know before investing in Putnam Intermediate Tax Exempt Fund (the "fund"). Please read it carefully and keep it for future reference. You can find more detailed information in the February 1, 1996 statement of additional information (the "SAI"), as amended from time to time. For a free copy of the SAI or other information, call Putnam Investor Services at 1-800-225-1581. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING
THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


BOSTON*LONDON*TOKYO

    ABOUT THE FUND

    EXPENSES SUMMARY                                                      4
    This section describes the sales charges, management fees, and annual operating expenses that apply to the fund's various classes of shares. Use it to help you estimate the impact of transaction costs on your investment over time.

    FINANCIAL HIGHLIGHTS                                                  5
    Study this table to see, among other things, how the fund performed each year for the past 10 years or since it began investment operations if it has been in operation for less than 10 years.

    OBJECTIVE                                                             6
    Read this section to make sure the fund's objective is consistent with your own.

    HOW THE FUND PURSUES ITS OBJECTIVE                                    6
    This section explains in detail how the fund seeks its investment objective.

     RISK FACTORS                                                         8
       All investments entail some risk. Read this section to make sure you understand certain risks that may be involved when investing in the fund.

    HOW PERFORMANCE IS SHOWN                                             16
    This section describes and defines the measures used to assess the fund's performance. All data are based on the fund's past investment results and do not predict future performance.

    HOW THE FUND IS MANAGED                                              17
    Consult this section for information about the fund's
         management, allocation of the fund's expenses, and how purchases and sales of securities are made for the fund.

    ORGANIZATION AND HISTORY                                             18
    In this section, you will learn when the fund was
         introduced, how it is organized, how it may offer shares, and who its Trustees are.

    ABOUT YOUR INVESTMENT

    ALTERNATIVE SALES ARRANGEMENTS                                       19
    Read this section for descriptions of the classes of shares this prospectus offers and for points you should consider when making your choice.

    HOW TO BUY SHARES                                                    21
    This section describes the ways you may purchase shares and tells you the minimum amounts required to open various types of accounts. It explains how sales charges are determined and how you may become eligible for reduced sales charges on each class of shares.

    DISTRIBUTION PLANS                                                   24
    This section tells you what distribution fees are charged against each class of shares.

    HOW TO SELL SHARES                                                   25
    In this section you can learn how to sell shares of the fund, either directly to the fund or through an investment dealer.

    HOW TO EXCHANGE SHARES                                               26
    Find out in this section how you may exchange shares of the fund for shares of other Putnam funds. The section also explains how exchanges can be made without sales charges and the conditions under which sales charges may be required.

    HOW THE FUND VALUES ITS SHARES                                       27
    This section explains how the fund determines the value of its shares.

    HOW THE FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX
         INFORMATION                                                     28
    This section describes the various options you have in choosing how to receive dividends from the fund. It also discusses the federal tax status of the payments and counsels shareholders to seek specific advice about their own situation.

    ABOUT PUTNAM INVESTMENTS, INC.                                       30

    Read this section to learn more about the companies that provide the marketing, investment management, and shareholder account services to Putnam funds and their shareholders.

ABOUT THE FUND

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your maximum transaction costs from investing in the fund and expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

                                      CLASS A        CLASS B
                                      SHARES         SHARES

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge imposed on
  purchases (as a percentage of
  offering price)                      3.25%          NONE*

                                                   3.0% in the
                                                   first year,
                                                  declining to
Deferred sales charge (as a                        1.0% in the
percentage of the lower of                      fourth year, and
original purchase price or                         eliminated
redemption proceeds)                  NONE**       thereafter

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


                                      Total fund
Management            12b-1     Other  operating
  fees                fees    expenses expenses
----------            -----   -------------------

Class A               0.60%     0.15%    0.95%       1.70%
Class B               0.60%     0.75%    0.95%       2.30%


The table is provided to help you understand the expenses of investing in the fund and your share of the operating expenses that the fund incurs. The management fees and "Other expenses" in the table reflect the termination of an expense limitation currently in effect. Actual "Other expenses" and total fund operating expenses were 0.84% and 0.99%, respectively, for class A shares and 0.80% and 1.55%, respectively, for class B shares. Due to the expense limitation, the fund did not incur any management fees during its last year.



EXAMPLES

Your investment of $1,000 would incur the following expenses, assuming 5% annual return, and, except as indicated, redemption at the end of each period:

  1 3                        5      10
year                       years   years  years

CLASS A                     $59    $ 84   $122    $228
CLASS B                     $73    $102   $143    $249 ***
CLASS B (NO REDEMPTION)     $23    $ 72   $123    $249 ***

The examples do not represent past or future expense levels.
Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual return varies.

* The higher 12b-1 fees borne by class B shares may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charge on class A shares.

** A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge. See "How to buy shares -- Class A shares."

***     Reflects conversion of class B shares to class A shares
        (which pay lower ongoing expenses) approximately eight years after purchase. See "Alternative sales arrangements."

FINANCIAL HIGHLIGHTS

The following table presents per share financial information for class A and class B shares. This information has been audited and reported on by the fund's independent accountants. The "Report of independent accountants" and financial statements included in the fund's annual report to shareholders for the 1995 fiscal year are incorporated by reference into this prospectus. The fund's annual report, which contains additional unaudited performance information, is available without charge upon request.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

(The table appears on page 5a)

OBJECTIVE

PUTNAM INTERMEDIATE TAX EXEMPT FUND SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX AS PUTNAM INVESTMENT MANAGEMENT, INC., THE FUND'S INVESTMENT MANAGER ("PUTNAM MANAGEMENT"), BELIEVES IS CONSISTENT WITH PRESERVATION OF CAPITAL. The fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

HOW THE FUND PURSUES ITS OBJECTIVE

BASIC INVESTMENT STRATEGY

PUTNAM INTERMEDIATE TAX EXEMPT FUND SEEKS ITS OBJECTIVE BY
FOLLOWING THE FUNDAMENTAL INVESTMENT POLICY OF INVESTING AT LEAST
80% OF ITS NET ASSETS IN TAX-EXEMPT SECURITIES (WHICH ARE
DESCRIBED BELOW), EXCEPT WHEN INVESTING FOR DEFENSIVE PURPOSES
DURING TIMES OF ADVERSE MARKET CONDITIONS.

The fund may also invest in taxable obligations, as described below, to the extent permitted by its investment policies, or hold its assets in money market instruments or in cash.

The fund's investments in tax-exempt securities and taxable obligations will be limited to securities rated at the time of purchase not lower than the five highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa or
Ba), Standard & Poor's ("S&P") (AAA, AA, A, BBB or BB) or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, BBB or BB), or unrated securities that Putnam Management determines are of comparable quality.

Under normal market conditions, the fund expects to maintain a portfolio of tax-exempt securities with an intermediate-term dollar-weighted average maturity (i.e., six to ten years). Subject to the foregoing limitations, Putnam Management will adjust the average maturity of the investments held in the portfolio from time to time, depending on its assessment of relative yields and risks of securities of different maturities and its expectations of future changes in interest rates.

ALTERNATIVE MINIMUM TAX

INTEREST INCOME FROM CERTAIN TYPES OF TAX-EXEMPT SECURITIES MAY
BE SUBJECT TO FEDERAL ALTERNATIVE MINIMUM TAX FOR INDIVIDUALS AND
CORPORATIONS.

In determining compliance with the 80% test described above it is a fundamental policy of the fund to exclude from tax-exempt securities any securities the interest from which may be subject to the federal alternative minimum tax for individuals. An investment in the fund may subject corporate shareholders to the federal alternative minimum tax, because a portion of the tax-exempt income is generally included in the alternative minimum taxable income of corporations.

ALTERNATIVE INVESTMENT STRATEGIES

At times Putnam Management may judge that conditions in the markets for tax-exempt securities make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times Putnam Management may temporarily use alternative strategies primarily designed to reduce fluctuations in the value of the fund's assets.

In implementing these defensive strategies, the fund may invest without limit in taxable obligations, including: obligations of the U.S. government, its agencies or instrumentalities, or any other fixed-income securities that Putnam Management considers consistent with such defensive strategies. As indicated above, under current market conditions the fund expects to maintain a portfolio of securities with an intermediate-term dollar-weighted average maturity. However, the fund may be primarily invested in short-term securities for temporary defensive purposes. In such cases, the fund's dollar-weighted average maturity may be less than six years.

It is impossible to predict when, or for how long, the fund will use these alternative strategies.

TAX-EXEMPT SECURITIES

TAX-EXEMPT SECURITIES INCLUDE OBLIGATIONS OF A STATE (INCLUDING THE DISTRICT OF COLUMBIA), A TERRITORY OR A U.S. POSSESSIONS, OR ANY OF THEIR AGENCIES, INSTRUMENTALITIES OR OTHER GOVERNMENTAL UNITS, THE INTEREST ON WHICH, IN THE OPINION OF BOND COUNSEL, IS EXEMPT FROM FEDERAL INCOME TAX.

These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts.

They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, or to fund short-term cash requirements. They may also include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities.

Short-term tax-exempt securities may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes.

THE TWO PRINCIPAL CLASSIFICATIONS OF TAX-EXEMPT SECURITIES ARE
GENERAL OBLIGATION AND SPECIAL OBLIGATION (OR SPECIAL REVENUE
OBLIGATION) SECURITIES.

GENERAL OBLIGATION securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer.

SPECIAL OBLIGATION (or SPECIAL REVENUE OBLIGATION) securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases special obligation securities, whose credit quality is tied to private users of the facilities.

The fund may also invest in securities representing interests in tax-exempt securities, known as "inverse floating obligations" or "residual interest bonds." These obligations pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on inverse floating obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline.

These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of inverse floating obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.

RISK FACTORS

THE VALUES OF TAX-EXEMPT SECURITIES FLUCTUATE IN RESPONSE TO CHANGES IN INTEREST RATES. A decrease in interest rates will generally result in an increase in the value of the fund's assets. Conversely, during periods of rising interest rates, the value of the fund's assets will generally decline. The magnitude of these fluctuations generally has been smaller for intermediate term securities than for securities with longer maturities. Although the volatility associated with intermediate term securities may be lower than that for longer-term securities, the yields on such securities are also generally lower.

Changes by recognized rating services in their ratings of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value.

The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether continued investment in the security will assist in meeting the fund's investment objective.

THE FUND MAY INVEST IN BOTH HIGHER-RATED AND LOWER-RATED TAX-EXEMPT SECURITIES. LOWER-RATED SECURITIES ARE SECURITIES RATED BELOW BAA BY MOODY'S OR BBB BY S&P (AND COMPARABLE UNRATED SECURITIES), AND ARE COMMONLY KNOWN AS "JUNK BONDS." The values of lower-rated securities generally fluctuate more than those of higher-rated securities. In addition, the lower rating reflects a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of income and principal.

The tables below show the percentages of fund assets invested during fiscal 1995 in securities assigned to the various rating categories by S&P, or, if unrated by S&P, assigned to comparable rating categories by Moody's, and unrated securities of comparable quality:
                                           UNRATED SECURITIES
                     RATED SECURITIES    OF COMPARABLE QUALITY,
                     AS PERCENTAGE OF       AS PERCENTAGE OF
RATING                  NET ASSETS             NET ASSETS

"AAA"                      31.38%                   --
"AA"                       16.59                    --
"A"                         5.81                    --
"Baa"                      22.02                    --
"Ba"                        3.43                    --
"BBB"                      16.26                   0.56%
"BB"                         --                    4.23
"CC"                         --                     --
"C"                          --                     --
"D"                          --                     --
-------                  --------               --------
Total                      95.49                  4.79

Putnam Management seeks to minimize the risks of investing in lower-rated securities through careful investment analysis. However, the amount of information available about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. When the fund invests in tax-exempt securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's ability than would be the case if the fund were investing in tax-exempt securities in the higher rating categories. Investors should consider carefully their ability to assume the risks of owning shares of a mutual fund that may invest in securities in certain of the lower rating categories.

At times, a substantial portion of the fund assets may be invested in securities as to which the fund, by itself or together with other funds and accounts managed by Putnam Management and its affiliates, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

In order to enforce its rights in the event of a default of these securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. Any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to a privately-issued security.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The fund may invest in so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security.

Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. The fund is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the fund may have to sell other investments to obtain cash needed to make income distributions.

The secondary market for tax-exempt securities is generally less liquid than that for taxable fixed-income securities, particularly in the lower rating categories. Thus it may be more difficult for the fund to value or buy and sell certain securities.

Certain investment grade tax-exempt securities in which the fund may invest share some of the risk factors discussed above with respect to lower-rated securities.

FOR ADDITIONAL INFORMATION CONCERNING THE RISKS ASSOCIATED WITH
INVESTING IN SECURITIES IN THE LOWER RATING CATEGORIES, SEE THE
SAI.

DIVERSIFICATION AND CONCENTRATION POLICIES

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of the fund's total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, the fund will be subject to an increased risk of loss if the market value of such issuer's securities declines.

THE FUND WILL NOT INVEST MORE THAN 25% OF ITS TOTAL ASSETS IN ANY ONE INDUSTRY. Governmental issuers of tax-exempt securities are not considered part of any "industry." However, for this purpose tax-exempt securities backed only by the assets and revenues of nongovernmental users may be deemed to be issued by such nongovernmental users. Thus, the 25% limitation would apply to these obligations.

It is possible that the fund may invest more than 25% of its assets in a broader segment of the market for tax-exempt securities, such as revenue obligations of hospitals and other health care facilities, housing revenue obligations, or airport revenue obligations. This would be the case only if Putnam Management determined that the yields available from obligations in a particular segment of the market justified the additional risks associated with such concentration.

Although these obligations could be supported by the credit of governmental issuers or by the credit of nongovernmental issuers engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such issuers may have a general adverse effect on all tax-exempt securities in a particular market segment. (Examples would include proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products).

The fund reserves the right to invest more than 25% of its assets in industrial development securities and private activity securities. The fund also reserves the right to invest more than 25% of its assets in securities relating to any state or states (including the District of Columbia), U.S. territories or possessions, or any of their political subdivisions. As a result of such an investment, the performance of the fund may be especially affected by factors pertaining to the economy of the relevant governmental issuers and other factors specifically affecting the ability of issuers of such securities to meet their obligations. As a result, the value of the fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a greater number of governmental issuers. The ability of governmental issuers to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political, and demographic conditions within the particular state, territory or possession. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state, and local aid to issuers of such securities may also affect their ability to meet their obligations. Payments of principal and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the particular state, territory or possession. Any reduction in the actual or perceived ability of an issuer of tax-exempt securities in a particular state, territory or possession to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of tax-exempt securities issued by others in that state, territory or possession as well.
INVESTMENTS IN PREMIUM SECURITIES

During a period of declining interest rates, many of the fund's portfolio investments will likely bear coupon rates that are higher than current market rates, regardless of whether these securities were originally purchased at a premium. These securities would generally carry market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the fund's shares.

The values of such "premium" securities tend to approach the principal amount as the securities approach maturity (or call price in the case of securities approaching their first call date). As a result, an investor who purchases shares of the fund during these periods would initially receive higher monthly distributions (derived from the higher coupon rates payable on the fund's investments) than might be available from alternative investments bearing current market interest rates. But the investor may face an increased risk of capital loss as these higher coupon securities approach maturity (or first call date). In evaluating the potential performance of an investment in the fund, investors may find it useful to compare the fund's current dividend rate with the fund's "yield," which is computed on a yield-to-maturity basis in accordance with SEC regulations and which reflects amortization of market premiums. See "How performance is shown."

PORTFOLIO TURNOVER

The length of time the fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the fund is known as "portfolio turnover." As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds.

Portfolio turnover generally involves some expense to the fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Portfolio turnover rates for the life of the fund are shown in the section, "Financial highlights."

FINANCIAL FUTURES AND OPTIONS

THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS FOR
HEDGING PURPOSES.

Futures contracts on the Municipal Bond Index are traded on the Chicago Board of Trade. This index is intended to represent a numerical measure of market performance for long-term tax-exempt bonds. An "index future" is a contract to buy or sell units of a particular securities index at an agreed price on a specified future date. Depending on the change in value of the index between the time the fund enters into and terminates an index futures contract, the fund realizes a gain or loss. The fund may purchase and sell futures contracts on the index (or any other tax-exempt bond index approved for trading by the Commodity Futures Trading Commission) to hedge against general changes in market values of tax-exempt securities that the fund owns or expects to purchase. The fund may also purchase and sell put and call options on index futures or on the indexes directly, in addition to or as an alternative to purchasing and selling index futures.

For hedging purposes, the fund may also purchase and sell futures contracts and related options on U.S. Treasury securities, including U.S. Treasury bills, notes and bonds ("U.S. government securities") and options directly on U.S. government securities. U.S. government securities futures and options would be used for purposes similar to index futures and options.

In addition, the fund may purchase put and call options on, or warrants to purchase, tax-exempt securities, either directly or through custodial arrangements in which the fund and other investors own an interest in one or more options on tax-exempt securities.

THE USE OF FUTURES AND OPTIONS INVOLVES CERTAIN SPECIAL RISKS AND
MAY RESULT IN REALIZATION OF TAXABLE INCOME OR CAPITAL GAINS.
FUTURES AND OPTIONS TRANSACTIONS INVOLVE COSTS AND MAY RESULT IN
LOSSES.

Certain risks arise from the possibility of imperfect correlations between movements in the prices of financial futures and options and movements in the prices of the underlying bond index or U.S. government securities or of the tax-exempt securities that are the subject of the hedge. The successful use of futures and options further depends on Putnam Management's ability to forecast interest rate movements correctly.

Other risks arise from the potential inability to close out futures or options positions. There can be no assurance that a liquid secondary market will exist for any futures contract or option at a particular time. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the use of futures and options transactions.

A MORE DETAILED EXPLANATION OF FINANCIAL FUTURES AND OPTIONS
TRANSACTIONS AND THE RISKS ASSOCIATED WITH THEM IS INCLUDED IN
THE SAI.

OTHER INVESTMENT PRACTICES

THE FUND MAY ALSO ENGAGE IN THE FOLLOWING INVESTMENT PRACTICES, EACH OF WHICH MAY RESULT IN TAXABLE INCOME OR CAPITAL GAINS AND INVOLVES CERTAIN SPECIAL RISKS. THE SAI CONTAINS MORE DETAILED INFORMATION ABOUT THESE PRACTICES, INCLUDING LIMITATIONS DESIGNED TO REDUCE THESE RISKS.

REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS. The fund may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. The fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the fund if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral or completing the transaction.

DERIVATIVES

Certain of the instruments in which the fund will invest, such as futures contracts, options, forward contracts and inverse floating obligations, are considered to be "derivatives."
Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risk involved in their use is included elsewhere in this prospectus and in the SAI.

LIMITING INVESTMENT RISK

SPECIFIC INVESTMENT RESTRICTIONS HELP THE FUND LIMIT INVESTMENT
RISKS FOR ITS SHAREHOLDERS. These restrictions prohibit the fund from investing more than:

(a) (with respect to 75% of its assets) 5% of its total assets in securities of any one issuer (other than the U.S. government);*

(b) 25% of its total assets in any one industry;* or

(c) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable), and in repurchase agreements maturing in more than seven days.

Restrictions marked with an asterisk (*) above are summaries of fundamental investment policies. See the SAI for the full text of these policies and the fund's other fundamental investment policies. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. The Trustees may change any non-fundamental investment policies without shareholder approval. As a matter of policy, the Trustees would not materially change the fund's investment objective without shareholder approval.

HOW PERFORMANCE IS SHOWN

THE FUND'S INVESTMENT PERFORMANCE MAY FROM TIME TO TIME BE INCLUDED IN ADVERTISEMENTS ABOUT THE FUND. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for financial reporting purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner. See "How the fund pursues its objective -- Investments in premium securities."

Yield is based on the price of shares, including the maximum initial sales charge in the case of class A shares, but does not reflect any contingent deferred sales charge in the case of class B shares. "Tax-equivalent" yield for each class of shares shows the effect on performance of the tax-exempt status of distributions received from the fund. It reflects the approximate yield that a taxable investment must earn for shareholders at stated income levels to produce an after-tax yield equivalent to a class's tax-exempt yield.

"Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the fund invested at the maximum public offering price (in the case of class A shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of class B shares). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used.

ALL DATA ARE BASED ON PAST INVESTMENT RESULTS AND DO NOT PREDICT
FUTURE PERFORMANCE.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the fund's portfolio, the fund's operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the fund's investment objective and policies. These factors should be considered when comparing the fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. The fund's performance may be compared to that of various indexes. See the SAI.

HOW THE FUND IS MANAGED

THE TRUSTEES OF THE FUND ARE RESPONSIBLE FOR GENERALLY OVERSEEING THE CONDUCT OF THE FUND'S BUSINESS. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The fund pays Putnam Management a quarterly fee for these services based on the fund's average net assets. See "Expenses summary" and the SAI.

The following officer of Putnam Management has had primary responsibility for the day-to-day management of the fund's portfolio since the year stated below:

                                 Business experience
                       Year      (at least 5 years)
                      ------    --------------------

James M. Prusko        1995      Employed as an investment
Assistant Vice                   professional by Putnam
President                        Management since 1992.  Prior
                                 to August, 1992, Mr. Prusko was
                                 a Sales and Trading Associate
                                 at Salomon Brothers.

The fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The fund also reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of the fund's securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam Intermediate Tax Exempt Fund is a Massachusetts business trust organized on March 7, 1994. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

The fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the fund may be divided, without shareholder approval into two or more series of shares representing separate investment portfolios.

Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund's shares are not currently divided into series. The fund's shares are currently divided into two classes. Only the fund's class A and B shares are offered by this prospectus. The fund may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581).

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If you own fewer shares than a minimum amount set by the Trustees (presently 20 shares), the fund may choose to redeem your shares. You will receive at least 30 days' written notice before the fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

THE FUND'S TRUSTEES: GEORGE PUTNAM,* CHAIRMAN. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; WILLIAM F. POUNDS, VICE CHAIRMAN. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; JAMESON ADKINS BAXTER, President, Baxter Associates, Inc.; HANS H. ESTIN, Vice Chairman, North American Management Corp.; JOHN A. HILL, Principal and Managing Director, First Reserve Corporation; ELIZABETH T. KENNAN, President Emeritus and Professor, Mount Holyoke College; LAWRENCE J. LASSER,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; ROBERT E. PATTERSON, Executive Vice President, Cabot Partners Limited Partnership; DONALD S. PERKINS,* Director of various corporations, including AT&T, Kmart Corporation and Time Warner Inc.; GEORGE PUTNAM, III,* President, New Generation Research, Inc.; ELI SHAPIRO, Alfred P. Sloan Professor of Management, Emeritus, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; A.J.C. SMITH,* Chairman, Chief Executive Officer and Director, Marsh & McLennan Companies, Inc.; and W. NICHOLAS THORNDIKE, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General Hospital and Eastern Utilities Associates. The fund's Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the fund, Putnam Management or Putnam Mutual Funds.

ABOUT YOUR INVESTMENT

ALTERNATIVE SALES ARRANGEMENTS

This prospectus offers investors two classes of shares that bear sales charges in different forms and amounts and that bear different levels of expenses:

CLASS A SHARES. An investor who purchases class A shares pays a sales charge at the time of purchase. As a result, class A shares are not subject to any charges when they are redeemed, except for sales at net asset in excess of $1 million that are subject to a contingent deferred sales charge ("CDSC"). Certain purchases of class A shares qualify for reduced sales charges. Class A shares bear a lower 12b-1 fee than class B shares. See "How to buy shares -- Class A shares" and "Distribution plans."

CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a CDSC if redeemed within a specified period after purchase. Class B shares also bear a higher 12b-1 fee than class A shares. Class B shares automatically convert into class A shares, based on relative net asset value, approximately eight years after purchase. For more information about the conversion of class B shares, see the SAI. This discussion will include information about how shares acquired through reinvestment of distributions are treated for conversion purposes. The discussion will also note certain circumstances under which a conversion may not occur. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, class B shares will have a higher expense ratio and pay lower dividends than class A shares because of the higher 12b-1 fee. See "How to buy shares -- Class B shares" and "Distribution plans."

WHICH ARRANGEMENT IS BEST FOR YOU? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider class A shares. Investors who prefer not to pay an initial sales charge might consider class B shares. Orders for class B shares for $250,000 or more will be treated as orders for class A shares or declined. For more information about these sales arrangements, consult your investment dealer or Putnam Investor Services. Shares may only be exchanged for shares of the same class of another Putnam fund. See "How to exchange shares."

HOW TO BUY SHARES

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50. You can buy fund shares three ways - through most investment dealers, through Putnam Mutual Funds (at 1-800-225-1581), or through a systematic investment plan. If you do not have a dealer, Putnam Mutual Funds can refer you to one.

BUYING SHARES THROUGH PUTNAM MUTUAL FUNDS. Complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the completed form and check to Putnam Mutual Funds, which will act as your agent in purchasing shares through your designated investment dealer.

BUYING SHARES THROUGH SYSTEMATIC INVESTING. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available from your investment dealer or through Putnam Investor Services.

Shares are sold at the public offering price based on the net asset value next determined after Putnam Investor Services receives your order. In most cases, in order to receive that day's public offering price, Putnam Investor Services must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment dealer, the dealer must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price.

CLASS A SHARES

The public offering price of class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, in its discretion, allocates the entire amount to your investment dealer.

                                SALES CHARGE           AMOUNT OF
                         AS A PERCENTAGE OF:        SALES CHARGE
                         -------------------             REALLOWED TO
                              NET                   DEALERS AS A
AMOUNT OF TRANSACTION      AMOUNT   OFFERING       PERCENTAGE OF
AT OFFERING PRICE ($)    INVESTED      PRICE      OFFERING PRICE
-----------------------------------------------------------------
Under 100,000               3.36%     3.25%           3.00%
100,000 but under 250,000   2.56      2.50            2.25
250,000 but under 500,000   2.04      2.00            1.75
500,000 but under 1,000,000 1.52      1.50            1.25

There is no initial sales charge on purchases of class A shares of $1 million or more. However, a CDSC of 1.00% or 0.50%, respectively, will be imposed if you redeem these shares within the first or second year after purchase, based on the lower of the shares' cost and current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

Shares purchased by certain investors investing $1 million or more who have made arrangements with Putnam Mutual Funds and whose dealer of record waived the commission as described below are not subject to the CDSC. In determining whether a CDSC is payable, the fund will first redeem shares not subject to any charge. Putnam Mutual Funds receives the entire amount of any CDSC you pay. See the SAI for more information about the CDSC.

Putnam Mutual Funds pays investment dealers of record commissions on sales of class A shares of $1 million or more based on an investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

CLASS B SHARES

Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and
(ii) shares otherwise exempt from the CDSC, as described in "How to buy shares -- General" below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed.

YEAR     1  2         3         4        5+
-----------------------------------------------------------------
CHARGE  3% 3%        2%        1%        0%

In determining whether a CDSC is payable on any redemption, the fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from the CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to exchange shares." Putnam Mutual Funds receives the entire amount of any CDSC you pay.

GENERAL

YOU MAY BE ELIGIBLE TO BUY CLASS A SHARES AT REDUCED SALES
CHARGES.

Consult your investment dealer or Putnam Mutual Funds for details about Putnam's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans, and other plans. Descriptions are also included in the order form and in the SAI.

The fund may sell class A and class B shares at net asset value without an initial sales charge or a CDSC to the fund's current and retired Trustees (and their families), current and retired employees (and their families) of Putnam Management and affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Putnam Mutual Funds, employees (and their families) of financial institutions having sales agreements with Putnam Mutual Funds (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares), financial institution trust departments investing an aggregate of $1 million or more in Putnam funds, clients of certain administrators of tax-qualified plans, tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in Putnam funds, "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners adhering to certain standards established by Putnam Mutual Funds, and investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by the closed-end fund.

In addition, the fund may sell shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition by the fund of assets of an investment company or personal holding company. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The SAI contains additional information about purchasing the fund's shares at reduced sales charges.

Shareholders of other Putnam funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the fund at net asset value.

If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the fund may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, the fund will not issue certificates for your shares unless you request them.

Putnam Mutual Funds will from time to time, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

DISTRIBUTION PLANS

CLASS A DISTRIBUTION PLAN. The class A plan provides for payments by the fund to Putnam Mutual Funds at the annual rate of up to 0.35% of average net assets attributable to class A shares.
The Trustees currently limit payments under the class A plan to the annual rate of 0.15% of such assets.

Putnam Mutual Funds makes quarterly payments to qualifying dealers (including for this purpose, certain financial institutions) to compensate them for services provided in connection with sales of class A shares and the maintenance of shareholders accounts. The payments are based on the average net asset value of class A shares attributable to shareholders for whom the dealers are designated as the dealer of record.

This calculation excludes until one year after purchase shares purchased at net asset value, known as "NAV shares," by shareholders investing $1 million or more. NAV shares are not subject to the one-year exclusion provision in cases where certain shareholders who invested $1 million or more have made arrangements with Putnam Mutual Funds and the dealer of record waived the sales commission.

Putnam Mutual Funds makes the quarterly payments at the annual rate of 0.15% of such average net asset value for class A shares.

CLASS B DISTRIBUTION PLAN. The class B plan provides for payments by the fund to Putnam Mutual Funds at the annual rate of up to 1.00% of average net assets attributable to class B shares. The Trustees currently limit payments under the class B plan to the annual rate of 0.75% of such assets.

Although class B shares are sold without an initial sales charge, Putnam Mutual Funds pays a sales commission equal to 2.75% of the amount invested to dealers who sell class B shares. These commissions are not paid on exchanges from other Putnam funds or on sales to investors exempt from the CDSC.

The payments are based on the average net asset value of class B shares attributable to shareholders for whom the dealers are designated as the dealer of record. Putnam Mutual Funds makes the payments at an annual rate of 0.15% of such average net asset value of class B shares.

GENERAL. Payments under the plans are intended to compensate Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of fund shares, including the payments to dealers mentioned above. Putnam Mutual Funds may suspend or modify such payments to dealers.

The payments are also subject to the continuation of the relevant distribution plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

HOW TO SELL SHARES

You can sell your shares to the fund any day the New York Stock
Exchange is open, either directly to the fund or through your investment dealer. The fund will only redeem shares for which it has received payment.

SELLING SHARES DIRECTLY TO THE FUND. Send a signed letter of instruction or stock power form to Putnam Investor Services, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the fund receives your request in proper form less any applicable CDSC. In order to receive that day's net asset value, Putnam Investor Services must receive your request before the close of regular trading on the New York Stock Exchange.

If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee. Stock power forms are available from your investment dealer, Putnam Investor Services and many commercial banks.

If you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, a signature guarantee is required. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.

THE FUND GENERALLY SENDS YOU PAYMENT FOR YOUR SHARES THE BUSINESS
DAY AFTER YOUR REQUEST IS RECEIVED. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

You may use Putnam's Telephone Redemption Privilege to redeem shares valued up to $100,000 from your account unless you have notified Putnam Investor Services of an address change within the preceding 15 days. Unless an investor indicates otherwise on the account application, Putnam Investor Services will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide Putnam Investor Services with his or her account registration and address as it appears on Putnam Investor Services' records.

Putnam Investor Services will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Putnam
Investor Services may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult Putnam Investor Services.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting Putnam Investor Services by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment dealer, as described below. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

SELLING SHARES THROUGH YOUR INVESTMENT DEALER. Your dealer must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your dealer will be responsible for furnishing all necessary documentation to Putnam Investor Services, and may charge you for its services.

HOW TO EXCHANGE SHARES

You can exchange your shares for shares of the same class of certain other Putnam funds at net asset value beginning 15 days after purchase. Not all Putnam funds offer all classes of shares. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. Class B shares of most other Putnam funds have a higher CDSC than the fund. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

To exchange your shares, simply complete an Exchange Authorization Form and send it to Putnam Investor Services. The form is available from Putnam Investor Services. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available for amounts up to $500,000. Putnam Investor Services' procedures for telephonic transactions are described above under "How to sell shares." The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment dealer or Putnam Investor Services for prospectuses of other Putnam funds. Shares of certain Putnam funds are not available to residents of all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. Consult Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUND VALUES ITS SHARES

THE FUND CALCULATES THE NET ASSET VALUE OF A SHARE OF EACH CLASS BY DIVIDING THE TOTAL VALUE OF ITS ASSETS, LESS LIABILITIES, BY THE NUMBER OF ITS SHARES OUTSTANDING. SHARES ARE VALUED AS OF THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE EACH DAY THE EXCHANGE IS OPEN.

Tax-exempt securities are valued on the basis of valuations provided by a pricing service approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

The fund believes that reliable market quotations are generally not readily available for purposes of valuing its portfolio securities. As a result, it is likely that most of the valuations provided by a pricing service will be based upon fair value determined on the basis of the factors listed above.

Non-tax-exempt securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

HOW THE FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION

THE FUND DECLARES ALL OF ITS NET INVESTMENT INCOME AS A DISTRIBUTION ON EACH DAY IT IS OPEN FOR BUSINESS. Net investment income consists of interest or other income accrued on portfolio investments of the fund, less accrued expenses, computed in each case since the most recent determination of net asset value. Normally, the fund pays distributions of net investment income monthly. The fund will distribute at least annually all net realized capital gains, if any, after applying any available capital loss carryovers. Distributions paid on class A shares will generally be greater than those paid on class B shares because expenses attributable to class B shares will generally be higher.

You begin earning distributions on the business day after Putnam
Mutual Funds receives payment for your shares. It is your responsibility to see that your dealer forwards payment promptly.

YOU CAN CHOOSE FROM THREE DISTRIBUTION OPTIONS:

- Reinvest all distributions in additional shares without a sales charge;

- Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or

-   Receive all distributions in cash.

You can change your distribution option by notifying Putnam Investor Services in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash will be reinvested in shares of the class on which the distributions are paid. You will receive a statement confirming reinvestment of distributions in additional shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs.

If a check representing a fund distribution is not cashed within a specified period, Putnam Investor Services will notify you that you have the option of requesting another check or reinvesting the distribution in the fund or in another Putnam fund. If Putnam Investor Services does not receive your election, the distribution will be reinvested in the fund. Similarly, if correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The fund will distribute substantially all of its ordinary income and capital gain net income on a current basis.

Fund distributions designated as "exempt-interest dividends" are not generally subject to federal income tax. However, if you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the fund may have on the taxation of your benefits. In addition, an investment in the fund may result in liability for federal alternative minimum tax and for state and local taxes, both for individual and corporate shareholders.

The fund may at times purchase tax-exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the fund's ordinary income and will be taxable to shareholders as such when it is distributed to them.

All fund distributions other than exempt-interest dividends will be taxable to you as ordinary income, except that any distributions of net long-term capital gains will be taxable as such, regardless of how long you have held the shares. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

Early in each year Putnam Investor Services will notify you of the amount and tax status of distributions paid to you for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in the fund. You should consult your tax adviser to determine the precise effect of an investment in the fund on your particular tax situation (including possible liability for state and local taxes).

ABOUT PUTNAM INVESTMENTS, INC.

PUTNAM MANAGEMENT HAS BEEN MANAGING MUTUAL FUNDS SINCE 1937. Putnam Mutual Funds is the principal underwriter of the fund and of other Putnam funds. Putnam Fiduciary Trust Company is the fund's custodian. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the fund's investor servicing and transfer agent.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.
PUTNAM INTERMEDIATE TAX EXEMPT FUND

One Post Office Square
Boston, MA 02109

FUND INFORMATION:
INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

INVESTOR SERVICING AGENT

Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI 02940-1203

CUSTODIAN

Putnam Fiduciary Trust Company
One Post Office Square
Boston, MA
02109

LEGAL COUNSEL

Ropes & Gray
One International Place
Boston, MA 02110

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

PUTNAMINVESTMENTS
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581

S:\SHARED\FUNDS\NEW\A93497J.1

                   PUTNAM INTERMEDIATE TAX EXEMPT FUND

                                FORM N-1A
                                 PART B

               STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                            FEBRUARY 1, 1996

This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the prospectus of the fund dated February 1, 1996, as revised from time to time. This SAI contains information which may be useful to investors but which is not included in the prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Investors may obtain a free copy of the applicable prospectus from Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about the fund.
Part II includes information about the fund and the other Putnam funds.

                             TABLE OF CONTENTS
         PART I                                            PAGE

         TAX-EXEMPT SECURITIES . . . . . . . . . . . . . . . . . . . . .I-3

         SECURITY RATINGS. . . . . . . . . . . . . . . . . . . . . . . .I-5

         INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . .I-7

         CHARGES AND EXPENSES. . . . . . . . . . . . . . . .I-10

         INVESTMENT PERFORMANCE. . . . . . . . . . . . . . .I-14

         ADDITIONAL OFFICERS . . . . . . . . . . . . . . . . . . . . . I-17

         INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS. . . . . . . I-17

         PART II

         MISCELLANEOUS INVESTMENT PRACTICES. . . . . . . . . . . . . . II-1

         TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-25

         MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . .II-30

         DETERMINATION OF NET ASSET VALUE. . . . . . . . . . . . . . .II-40

         HOW TO BUY SHARES . . . . . . . . . . . . . . . . . . . . . .II-41

         DISTRIBUTION PLANS. . . . . . . . . . . . . . . . . . . . . .II-54

         INVESTOR SERVICES . . . . . . . . . . . . . . . . . . . . . .II-55

         SIGNATURE GUARANTEES. . . . . . . . . . . . . . . . . . . . .II-60

         SUSPENSION OF REDEMPTIONS . . . . . . . . . . . . . . . . . .II-61

         SHAREHOLDER LIABILITY . . . . . . . . . . . . . . . . . . . .II-61

         STANDARD PERFORMANCE MEASURES . . . . . . . . . . . . . . . .II-61

         COMPARISON OF PORTFOLIO PERFORMANCE . . . . . . . . . . . . .II-63

         DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . .II-67

                                   SAI
                                 PART I

                          TAX-EXEMPT SECURITIES

GENERAL DESCRIPTION. As used in the prospectus and in this SAI, the term "tax-exempt securities" includes debt obligations issued by a state, (including the District of Columbia) its political subdivisions (for example, counties, cities, towns, villages, districts and authorities), a U.S. territory or possession, and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.
Other public purposes for which tax-exempt securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses. Short-term tax-exempt securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts, or bond sales to finance such public purposes. In addition, certain types of "private activity" bonds may be issued by public authorities to finance such projects as privately operated housing facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal, student loans, or the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. Such obligations are included within the term tax-exempt securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may constitute tax-exempt securities, although the current federal tax laws place substantial limitations on the size of such issues. Tax-exempt securities also include short-term discount notes (tax-exempt commercial paper), which are promissory notes issued by municipalities to enhance their cash flows.

STAND-BY COMMITMENTS. When the fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

YIELDS. The yields on tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc., Standard & Poor's and Fitch Investors Service, Inc. represent their opinions as to the quality of the tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of tax-exempt securities or other investments may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. Neither event will require the elimination of an investment from the fund's portfolio, but Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio.

"MORAL OBLIGATION" BONDS. The fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the fund.

ADDITIONAL RISKS. Securities in which the fund may invest, including tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax-exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially for industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of tax-exempt securities. Further proposals limiting the issuance of tax-exempt bonds may well be introduced in the future. If it appeared that the availability of tax-exempt securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution.

SECURITY RATINGS

THE FOLLOWING RATINGS SERVICES DESCRIBE RATED SECURITIES AS
FOLLOWS:

MOODY'S INVESTORS SERVICE, INC.

BONDS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

STANDARD & POOR'S

BONDS

AAA -- Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB -- Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

FITCH INVESTORS SERVICE, INC.

AAA -- Bonds considered to investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

INVESTMENT RESTRICTIONS

AS FUNDAMENTAL INVESTMENT RESTRICTIONS, WHICH MAY NOT BE CHANGED
WITHOUT A VOTE OF A MAJORITY OF THE OUTSTANDING VOTING
SECURITIES, THE FUND MAY NOT AND WILL NOT:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value) or through the lending of its portfolio securities with respect to not more than 25% of its total assets (taken at current value).

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or its political subdivisions.

(7) With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or tax-exempt securities, except obligations backed only by the assets and revenues of nongovernmental issuers) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest.

IT IS CONTRARY TO THE FUND'S PRESENT POLICY, WHICH MAY BE CHANGED
WITHOUT SHAREHOLDER APPROVAL, TO:

(1) Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and
(c) above.

(2) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although it may purchase securities of issuers which deal in, represent interests in, or are secured by interests in such leases, rights, or contracts, and it may acquire or dispose of such leases, rights, or contracts acquired through the exercise of its rights as a holder of debt obligations secured thereby.

(3) Make short sales of securities or maintain a short sale position for the account of the fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(4) Invest in warrants (other than warrants acquired by the fund as a part of a unit or attached to securities at the time of purchase) if, as a result, such investments (valued at the lower of cost or market) would exceed 5% of the value of the fund's net assets; provided that not more than 2% of the fund's net assets may be invested in warrants not listed on the New York or American Stock Exchanges.

(5) Purchase or sell real property (including limited partnership interests), except that the fund may (a) purchase or sell readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate, (b) purchase or sell securities that are secured by interests in real estate or interests therein, or (c) acquire real estate through exercise of its rights as a holder of obligations secured by real estate or interests therein or sell real estate so acquired.

(6) Invest in securities of any issuer, if, to the knowledge of the fund, officers and Trustees of the fund and officers and directors of Putnam who beneficially own more than 0.5% of the securities of that issuer together own more than 5% of such securities.

(7) Invest in securities of an issuer which, together with any predecessors, controlling persons, general partners and guarantors, have a record of less than three years' continuous business operation or relevant business experience, if, as a result, the aggregate of such investments would exceed 5% of the value of the fund's net assets; provided, however, that this restriction shall not apply to any obligations of the U.S. government or its instrumentalities or agencies or for the payment of which is pledged the faith, credit and taxing power of any person authorized to issue tax-exempt securities.

(8) Invest in the securities of other registered open-end investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokerage commissions.

Although certain of the fund's fundamental investment restrictions permit it to borrow money to a limited extent, the fund does not currently intend to do so.

                           ---------------------

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy.

CHARGES AND EXPENSES

MANAGEMENT FEES

Under a Management Contract dated April 8, 1994 the fund pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter, at an annual rate of 0.60% of the first $500 million of the average net asset value of the fund, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40% of any excess over $1.5 billion. For the past two fiscal years, pursuant to the Management Contract the fund incurred the following fees:


                                       REFLECTING A
                                       REDUCTION IN THE
                                       FOLLOWING AMOUNTS
FISCAL        MANAGEMENT               PURSUANT TO AN
YEAR               FEE PAID                 EXPENSE LIMITATION
------        ----------               -----------------

1995               $112,068                 $0
1994               $  7,718                 $22,361


EXPENSE LIMITATION. In order to limit the fund's expenses, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses of the fund) until May 31, 1996, to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expenses, and payments under the fund's distribution plans) would exceed an annual rate of 0.80% of the fund's average net assets. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. With Trustee approval, this expense limitation may be terminated earlier, in which event shareholders would be notified and this SAI would be revised.

BROKERAGE COMMISSIONS

The following table shows brokerage commissions paid during the fiscal periods indicated.

                 FISCAL       BROKERAGE
                 YEAR         COMMISSIONS
                 ------       -----------

                 1995         $50,583
                 1994         $0

The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research, statistical and quotation services Putnam Management considered to be particularly useful to it and its affiliates.

DOLLAR
VALUE             PERCENT OF
OF THESE          TOTAL           AMOUNT OF
TRANSACTIONS      TRANSACTIONS    COMMISSIONS
------------      ------------    -----------
$398,459,467          6.31%        $7,634

ADMINISTRATIVE EXPENSE REIMBURSEMENT

The fund reimbursed Putnam Management in the following amount for administrative services during fiscal 1995, including the following amount for compensation of certain officers of the fund and contributions to the Putnam Investments, Inc. Profit Sharing
Retirement Plan for their benefit:

                                         PORTION OF TOTAL
                                         REIMBURSEMENT FOR
                                           COMPENSATION
                      TOTAL                     AND
                  REIMBURSEMENT            CONTRIBUTIONS
                  -------------          ----------------

                    $1,446                    $1,409

TRUSTEE FEES

Each Trustee receives a fee for his or her services.  Each
Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 1995 and the fees paid to each Trustee by all of the Putnam funds during calendar year 1995:

COMPENSATION TABLE

                                                        Total
                                Aggregate        compensation
                             compensation            from all
Trustees                   from the fund*      Putnam funds**
--------------------------------------------------------------
Jameson A. Baxter/1994           $131             $150,854
Hans H. Estin/1972                131              150,854
John A. Hill/1985***              128              149,854
Elizabeth T. Kennan/1992          129              148,845
Lawrence J. Lasser/1992           131              150,854
Robert E. Patterson/1984          133              152,854
Donald S. Perkins/1982            131              150,854
William F. Pounds/1971            126              149,854
George Putnam/1957                131              150,854
George Putnam, III/1984           131              150,854
Eli Shapiro/1995****               59               95,372
A.J.C. Smith/1986                 130              149,854
W. Nicholas Thorndike/1992        133              152,854

* Reflects amounts paid for fiscal year 1995. Includes an annual retainer and an attendance fee for each meeting attended.
** Reflects total payments received from all Putnam funds in the most recent calendar year. As of December 31, 1995, there were 99 funds in the Putnam family.
*** Includes amounts of compensation deferred pursuant to a
    Trustee Compensation Deferral Plan. The total amount of deferred compensation payable to Mr. Hill by all Putnam Funds as of September 30, 1995 was $26,395, including income earned on such amounts.
****     Elected as a Trustee in April 1995.

The Trustees have approved Retirement Guidelines for Trustees of the Putnam funds. These Guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, unless otherwise determined by the Trustees, will be an annual cash benefit payable for life equal to one-half of the Trustee retainer fees paid by each fund at the time of retirement. Several retired Trustees are currently receiving benefits pursuant to the Guidelines and it is anticipated that the current Trustees will receive similar benefits upon their retirement. A Trustee who retired in calendar 1995 and was eligible to receive benefits under these Guidelines would have received an annual benefit of $66,749, based upon the aggregate retainer fees paid by the Putnam funds for such year. The Trustees reserve the right to amend or terminate such Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

For additional information concerning the Trustees, see
"Management" in Part II of this SAI.

SHARE OWNERSHIP

At December 31, 1995, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class, and, except as noted below, to the knowledge of the fund no person owned of record or beneficially 5% or more of the shares of any class of the fund.


         SHAREHOLDER NAME  PERCENTAGE
       CLASS               AND ADDRESS                 OWNED
       -----       ---------------------------       --------
         A         Merrill Lynch Pierce Fenner        29.60%
                  4800 Deer Lake East
                  Mutual Fund Operations, 3rd floor
                  Jacksonville, FL  32246-6483


DISTRIBUTION FEES

During fiscal 1995, the fund paid the following 12b-1 fees to Putnam Mutual Funds:

                    CLASS A              CLASS B
                    --------            ---------

                     $21,255             $36,008

CLASS A SALES CHARGES AND CONTINGENT DEFERRED SALES CHARGES

Putnam Mutual Funds received sales charges with respect to class
A shares in the following amounts during the periods indicated:

              SALES CHARGES
           RETAINED BY PUTNAM     CONTINGENT
       TOTAL  MUTUAL FUNDS         DEFERRED
     FRONT-END    AFTER              SALES
FISCAL YEAR   SALES CHARGES   DEALER CONCESSIONS     CHARGES
-----------   -------------   ------------------     --------

1995             $78,566        $9,815                $188
1994             $36,760        $5,494                $0

CLASS B CONTINGENT DEFERRED SALES CHARGES

Putnam Mutual Funds received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

                                        CONTINGENT DEFERRED
FISCAL YEAR                                sales charges
-----------                             -------------------

1995                                         $8,498
1994                                         $10,654

INVESTOR SERVICING AND CUSTODY FEES AND EXPENSES

During the 1995 fiscal year, the fund incurred $31,678 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company.

INVESTMENT PERFORMANCE OF THE FUND

STANDARD PERFORMANCE MEASURES
(for periods ended September 30, 1995)

                        Class A                Class B
Inception date:      June 1, 1994           June 1, 1994

ANNUALIZED
TOTAL
RETURN                NAV*   POP**              NAV    CDSC
-----------------------------------------------------------------
1 year                6.54%   3.03%            6.03%   3.03%
Life of class         4.08    1.49             3.63    1.44

YIELD                     POP                    NAV

30-day
Yield                    4.94%                  4.57%
Tax-equivalent
yield***                 8.18%                  7.57%

*  net asset value
** public offering price
*** Assumes the maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

Data represent past performance and are not indicative of future results. Total return and yield at POP for class A shares reflect the deduction of the maximum sales charge of 3.25%. Total return at CDSC for class B shares reflects the deduction of the applicable contingent deferred sales charge ("CDSC"). The maximum class B CDSC is 3.0%. See "Standard performance measures" in Part II of this SAI for information on how performance is calculated. Past performance is no guarantee of future results.

EQUIVALENT YIELDS:  TAX-EXEMPT VERSUS TAXABLE SECURITIES

The table below shows the effect of the tax status of tax-exempt securities on the effective yield received by their individual holders under the federal income tax laws currently in effect for 1996. It gives the approximate yield a taxable security must earn at various income levels to produce after-tax yields equivalent to those of tax-exempt securities yielding from 4.0% to 9.0%.

---------------------------------------------------------------------------
   1995                         Tax-exempt yield
                                    Federal
        Taxable Income*            Marginal
Single*** Joint*** rate**4.0%4.5%5.0%5.5% 6.0% 6.5% 7.0% 7.5% 8.0% 8.5% 9.0%
-----------------------------------------------------------------------------
                                              Equivalent taxable yield
 [C]      [C]      [C]    [C]   [C]       [C]       [C]      [C]       [C]
$0 - 24,000 $0 - 40,100  15.00% 4.71% 5.29%  5.88%  6.47%  7.06%  7.65%
 8.24%  8.82%    9.41%    10.00%    10.59%
24,001 - 58,150   40,101 - 96,900   28.00% 5.56% 6.25% 6.94% 7.64% 8.33%
  9.03%  9.72% 10.42% 11.11% 11.81% 12.50%
58,151 - 121,300 96,901 - 147,700  31.00% 5.80%  6.52%  7.25%  7.97%  8.70%
9.42% 10.14%   10.87%    11.59%    12.32%    13.04% 121,301 - 263,750
147,701 - 263,750  36.00% 6.25%  7.03%  7.81%  8.59%  9.38% 10.16% 10.94%
11.72%    12.50%    13.28%    14.06%
over 263,750 over 263,750 39.60% 6.62%  7.45%  8.28%  9.11%  9.93% 10.76%
11.59%   12.42%    13.25%    14.07%    14.90%

*This amount represents taxable income as defined in the Internal Revenue Code of 1986, as amended (the "Code").
**These rates are the marginal federal income tax rates on taxable income currently in effect for 1996 under the Code.
***The amount of taxable income in certain brackets may be affected by the phase-out of personal exemptions and the limitation on itemized deductions under the Code.

Of course, there is no assurance that the fund will achieve any specific tax-exempt yield. While it is expected that the fund will invest principally in obligations which pay interest exempt from federal income tax, other income received by the fund may be taxable. The table does not take into account any state or local taxes payable on fund distributions.

ADDITIONAL OFFICERS

In addition to the persons listed as officers of the fund in Part II of this SAI, each of the following persons is also a Vice President of the fund and Vice President of certain of the Putnam funds. Officers of Putnam Management hold the same offices in Putnam Management's parent company, Putnam Investments, Inc.

GARY N. COBURN.  Senior Managing Director of Putnam Management.
Director, Putnam Investments, Inc.

JAMES E. ERICKSON.  Managing Director of Putnam Management.

BLAKE E. ANDERSON.  Senior Vice President of Putnam Management.

JAMES M. PRUSKO.  Assistant Vice President of Putnam Management.
Prior to August, 1992, Mr. Prusko was a Sales and Trading
Associate at Salomon Brothers.

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, are the fund's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Accountants, financial highlights and financial statements included in the fund's Annual Report for the fiscal year ended September 30, 1995, filed electronically on November 30, 1995 (File No. 811-07151), are incorporated by reference into this SAI. The financial highlights included in the prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the report of the independent accountants, given on their authority as experts in auditing and accounting.



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